Note 3 - Investment Securities (Details) - USD ($)	6 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Details
Basis for Valuation, Debt Securities	Debt securities available-for-sale are carried at estimated fair value. Debt securities designated as 'Held to Maturity' are carried at amortized cost based on Management's intent and ability to hold such securities to maturity.
Gross unrealized losses on investment securities	$ 25,550	$ 24,092